OMB APPROVAL
OMB Number: 3235-0570 Expires: July 31, 2022 Estimated average burden hours per response: 20.6

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22960

Eubel Brady & Suttman Mutual Fund Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450	Cincinnati, Ohio 45246
(Address of principal executive offices)	(Zip code)

Carol J. Highsmith

225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

INVESTMENT + WEALTH MANAGEMENT

Eubel Brady & Suttman
Income and Appreciation Fund
Ticker Symbol: EBSZX

Eubel Brady & Suttman
Income Fund
Ticker Symbol: EBSFX

Each a series of the
Eubel Brady & Suttman Mutual Fund Trust

ANNUAL REPORT

July 31, 2021

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
LETTER TO OUR SHAREHOLDERS	July 31, 2021

Dear Shareholders:

The fiscal year ended July 31, 2021 was dominated by monetary policy, public health policy and inflation. We cannot recall the interconnectedness of these elements and their impact on America ever being greater. Accommodating monetary policy kept America’s economic engine lubricated during a time of stress. Public health policy stood at the intersection of saving lives and economic growth, and unfortunately, politics.

We discuss the year in more detail, review our investment philosophy and results, and share our perspective below. We welcome your questions, comments or both. Feel free to give us a call anytime (800-391-1223).

A Review of the 2021 Fiscal Year –

Monetary Policy – The Federal Reserve (the “Fed”) maintained its accommodative stance throughout the period by keeping the Fed Funds Rate target range at 0.00% - 0.25% and continuing its purchase of Treasury and Agency debt totaling $120 billion per month – supporting bond prices and helping keep yields suppressed.

However, toward the end of the funds’ fiscal year (July 31, 2021) Chairman Powell and some Fed Governors began to hint at the possibility of reducing its monthly purchases by calendar year-end 2021. If this happens, it will be the initial move toward a less accommodating monetary policy but does not mean higher Fed Funds rates are in the offing. Ultra-low yields continued penalizing savers and subsidizing debtors at period end, promoting increased risk taking and the use of leverage. When the cost of capital is almost free, the prospects of borrowers making unintelligent decisions is increased.

Public Health Policy – COVID-19 placed policy at the ambiguous intersection of concurrently saving human life, not doing irreparable harm to America’s economic engine and navigating a political minefield. A challenging position for policymakers.

Vaccination rates plateaued around fiscal year-end just as the Delta variant gained momentum, causing many employers to re-think their back-to-the-office plans. The longer employees are separated from one another physically, the greater the likelihood of thoughtfully crafted corporate cultures deteriorating and individualistic tendencies supplanting efforts supporting the greater good. On the other hand, efficiencies learned during the pandemic will benefit corporations for many years.

Inflation – Strong demand for products and labor during the fiscal year contributed to higher prices. Although improving, supply chain bottlenecks are making it difficult to satisfy pent-up demand. Bottlenecks are in part due to varying global and domestic health policies and the unwillingness of employees to work in a challenging environment for a wage that sometimes is only slightly more than their unemployment benefits. Additionally, some workers retired early at the onset of COVID, compounding the effects of the labor shortage during the recovery.

Of course, the current debate is whether recent elevated rates of inflation are permanent or transitory. We do not know (nor does anyone else) and invest accordingly.

Investment Philosophy – Managing risks so that investors are being adequately compensated for them is an important element of our bottom-up investment philosophy. Flexibility in portfolio management can support long -term success, in our view. As such, each Fund has latitude with respect to maturity, duration (price sensitivity to a change in interest rates) and credit quality (among other factors). Essentially, we can invest where we find the most value.

Importantly, since we are not managing to a specific maturity or duration target, we can and often do hold bonds to maturity. We believe this provides our Funds an advantage over those which are more constrained and are constantly repositioning their portfolio to remain within a mandate.

Furthermore, with the Funds’ investor base being comprised of EBS clients, fund flows are considerably more stable than those of funds open to the general public. This, too, can provide the Funds advantages relative to those which may have assets under management fluctuate wildly at the whims of unknown investors’ emotions. For example, when investors exit a fund en masse during a time of panic, it can result in forced selling at an inopportune time. However, this same event can provide investment opportunities for investors with capital available (e.g., the Funds).

Each Fund held around 50 securities at fiscal year-end but maintained good diversification, in our view. We are inclined to generally hold fewer rather than more securities. We believe this allows us to be more selective and provide closer oversight.

The composition of the EBS Funds will often be materially different than their benchmarks. You should expect their returns to diverge from the benchmarks – at times significantly. Lastly, neither Fund uses leverage (borrows money) to make investments.

Results For Various Periods Ended July 31, 2021 – Since inception (September 30, 2014) through July 31, 2021, the EBS Income and Appreciation Fund (“EBSZX”) posted a total annualized return of 3.66%, while its primary benchmark, the ICE BofA U.S. Yield Alternatives Index, returned 5.74%. On a five-year basis, the Fund returned 4.43% and the benchmark 8.76%. On a three-year basis, the Fund returned 4.98% and the benchmark 9.41%. On a one-year basis, the Fund returned 9.20% and the benchmark returned 17.00%. Lastly, on a six-month basis, the Fund returned 3.61% and the benchmark returned 2.92%.

The primary factors contributing to EBSZX’s outperformance, relative to its benchmark, during the six-month period and underperformance in other periods are described below:

●	EBSZX’s convertible securities’ premiums and common stock increased at a faster rate than those of the benchmark, on average, and companies called non-convertible bonds for redemptions above par as they refinanced into lower yielding debt, generally, during the six-month period.

●	During other periods, the Fund’s less equity sensitive convertible securities and non-convertible instruments contributed to its underperformance relative to its more equity sensitive benchmark which benefited to a greater degree from rising equity prices.

We believe EBSZX is positioned well to capitalize on convertible investments in the future, should they become available at compelling prices.

Since inception (September 30, 2014) through July 31, 2021, the EBS Income Fund (“EBSFX”) logged a total annualized return of 2.65%, while its primary benchmark, the ICE BofA U.S. Corporate & Government Master Index was up 3.83%. On a five-year basis, the Fund returned 2.87% and the benchmark 3.38%. On a three-year basis, the Fund returned 3.59% and the benchmark 6.35%. On a one-year basis, the Fund returned 3.43% and the benchmark -1.22%. Lastly, on a six-month basis, the Fund returned 1.12% and the benchmark 0.36%.

The primary factors contributing to EBSFX’s outperformance, relative to its benchmark, in the six-month and one-year periods, and underperformance in other periods are described below:

●	EBSFX outpaced its benchmark during the six-month period due to a number of instruments being called at or above par and others appreciating as credit spreads contracted in concert with rising equities. On a one-year basis, EBSFX bested its benchmark due to its shorter duration and less government exposure, which made it less susceptible to the increase in longer dated Treasury yields.

●	In other periods, due to its shorter duration, the Fund did not benefit from declining yields as much as the benchmark which has longer average maturities and is more sensitive to interest rate changes.

Our Perspective – We believe the fixed-income landscape will remain challenging as it relates to adequate yield for a given maturity and credit quality. If the Fed reduces its monthly Treasury and Agency purchases in the second half of calendar year 2021, that would be a small step toward normalization. However, there is a chance Delta or some other variant of COVID-19 could delay this step. Absent a change in narrative from the Fed, the Fed Funds rate should be stuck in a range of 0.00% - 0.25% for the foreseeable future.

Given the current structure of the yield curve, we continue focusing on short to intermediate term maturities and selectively taking credit risk to enhance yield. This is in lieu of extending maturities and accepting meaningful interest rate risk for only a nominal pick up in yield.

Convertible exposure within EBSZX remains lower than we prefer. The continued modest allocation is largely due to the low yield environment and stock prices that seem generally high relative to underlying values.

We continue to have a defensive bias and believe both Funds are well positioned to capitalize on opportunities as they arise.

We appreciate your trust and confidence in our firm.

Sincerely,

The EBS Research Group

Important Disclosures – Performance data quoted in this letter or the report itself represents past performance. Past performance does not guarantee future results. The value of an investor’s shares will fluctuate, and may be worth more or less than the original cost when redeemed. Current performance may be higher or lower than performance quoted herein. Performance data, current to the most recent month end, is available by calling 1-800-391-1223.

The information in this “Letter To Our Shareholders” represents the opinion of the author and is not intended to be a forecast or investment advice. This publication does not constitute an offer or solicitation of any transaction in any securities. Information contained in this publication has been obtained from sources believed to be reliable, but has not been independently verified by EBS. Please note that any discussion of fund holdings, fund performance and views expressed are as of July 31, 2021 (except if otherwise stated) and are subject to change without notice.

EUBEL BRADY & SUTTMAN INCOME AND APPRECIATION FUND
PERFORMANCE INFORMATION
July 31, 2021 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Eubel Brady & Suttman Income and Appreciation Fund versus the
ICE BofA U.S. Yield Alternatives Index, the ICE BofA U.S. Total Return Alternatives Index
and the ICE BofA 1-10 Year Corporate Index

Past performance is not predictive of future performance.
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$23,446
$14,638
$13,105
$12,783
9/30/2014
1/31/2015
7/31/2015
1/31/2016
7/31/2016
1/31/2017
7/31/2017
1/31/2018
7/31/2018
1/31/2019
7/31/2019
1/31/2020
7/31/2020
1/31/2021
7/31/2021
Eubel Brady & Suttman Income and Appreciation Fund - $12,783
ICE BofA U.S. Yield Alternatives Index - $14,638
ICE BofA U.S. Total Return Alternatives Index - $23,446
ICE BofA 1-10 Year Corporate Index - $13,105

Average Annual Total Returns(a)
For the periods ended July 31, 2021

			Since
	1 Year	5 Years	Inception(b)
Eubel Brady & Suttman Income and Appreciation Fund	9.20%	4.43%	3.66%
ICE BofA U.S. Yield Alternatives Index*	17.00%	8.76%	5.74%
ICE BofA U.S. Total Return Alternatives Index*	30.14%	16.83%	13.28%
ICE BofA 1-10 Year Corporate Index*	2.14%	3.99%	4.04%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes dividends or distributions, if any, are reinvested in shares of the Fund.

(b)	Represents the period from the commencement of operations (September 30, 2014) through July 31, 2021.

*	The ICE BofA U.S. Yield Alternatives Index tracks the performance of U.S. dollar denominated convertible debt. The ICE BofA U.S. Total Return Alternatives Index tracks the performance of U.S. dollar denominated convertible debt with more equity sensitivity than typically found in the Yield Alternatives Index, on average. The ICE BofA 1-10 Year Corporate Index tracks the performance of U.S. dollar denominated investment grade corporate debt publicly issued in the U.S. domestic market with a remaining term to final maturity less than 10 years. The Fund does not invest solely in securities included in these indices and may invest in other types of securities.

The performance in the chart represents past performance. Performance shown above does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of shares. Current performance may be higher or lower than the performance data presented above. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. As presented in the Fund’s prospectus dated December 1, 2020, the Fund’s total operating expense ratio was 0.28% of the Fund’s average daily net assets. Each Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund. The Fund’s performance reflects the deduction of these fees. Investors cannot invest directly in an index.

EUBEL BRADY & SUTTMAN INCOME FUND
PERFORMANCE INFORMATION
July 31, 2021 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Eubel Brady & Suttman Income Fund versus
the ICE BofA U.S. Corporate & Government Master Index and
the ICE BofA U.S. Corporate & Government 1-10 Yrs Index

Average Annual Total Returns(a)
For the periods ended July 31, 2021

			Since
	1 Year	5 Years	Inception(b)
Eubel Brady & Suttman Income Fund	3.43%	2.87%	2.65%
ICE BofA U.S. Corporate & Government Master Index*	(1.22%)	3.38%	3.83%
ICE BofA U.S. Corporate & Government 1-10 Yrs Index*	0.31%	2.75%	2.95%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes dividends or distributions, if any, are reinvested in shares of the Fund.

(b)	Represents the period from the commencement of operations (September 30, 2014) through July 31, 2021.

*	The ICE BofA U.S. Corporate & Government Master Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities. The ICE BofA U.S. Corporate & Government 1-10 Yrs Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities with a remaining term to final maturity less than 10 years. The Fund does not invest solely in securities included in these indices and may invest in other types of securities.

The performance in the chart represents past performance. Performance shown above does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of shares. Current performance may be higher or lower than the performance data presented above. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. As presented in the Fund’s prospectus dated December 1, 2020, the Fund’s total operating expense ratio was 0.22% of the Fund’s average daily net assets. Each Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund. The Fund’s performance reflects the deduction of these fees. Investors cannot invest directly in an index.

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
PORTFOLIO INFORMATION
July 31, 2021 (Unaudited)

Eubel Brady & Suttman Income and Appreciation Fund
Asset Allocation (% of Net Assets)

Eubel Brady & Suttman Income Fund
Asset Allocation (% of Net Assets)

EUBEL BRADY & SUTTMAN INCOME AND APPRECIATION FUND
SCHEDULE OF INVESTMENTS
July 31, 2021

CORPORATE BONDS — 57.7%	Coupon	Maturity	Par Value	Value
Communications — 4.5%
Discovery Communications, LLC	2.950%	03/20/23	$900,000	$933,972
Discovery Communications, LLC	3.800%	03/13/24	2,085,000	2,239,091
Verizon Communications, Inc. (3MO LIBOR + 100) (a)	1.118%	03/16/22	2,100,000	2,112,432
				5,285,495
Consumer Discretionary — 1.9%
AutoZone, Inc.	3.700%	04/15/22	2,250,000	2,283,915

Consumer Staples — 3.8%
Honeywell International, Inc.	0.483%	08/19/22	1,125,000	1,125,158
Kroger Company (The)	3.850%	08/01/23	1,000,000	1,059,672
Mondelēz International, Inc., 144A	2.000%	10/28/21	2,290,000	2,296,161
				4,480,991
Energy — 3.5%
CONSOL Energy, Inc., 144A	11.000%	11/15/25	3,000,000	3,009,000
Exxon Mobil Corporation	3.043%	03/01/26	1,000,000	1,089,964
				4,098,964
Financials — 22.0%
Bank of America Corporation (3MO LIBOR + 370.5, effective 09/05/24) (a)(b)	6.250%	03/05/65	2,000,000	2,210,000
Charles Schwab Corporation (The)	0.900%	03/11/26	3,000,000	2,998,127
CNG Holdings, Inc., 144A	12.500%	06/15/24	2,700,000	2,578,500
First Maryland Capital I (3MO LIBOR + 100) (a)	1.126%	01/15/27	2,000,000	1,934,900
Goldman Sachs Group, Inc. (The) (3MO LIBOR + 75) (a)	0.900%	02/23/23	500,000	504,286
Goldman Sachs Group, Inc. (The) (3MO LIBOR + 100) (a)	1.125%	07/24/23	2,500,000	2,518,017
JPMorgan Chase & Company (3MO LIBOR + 123) (a)	1.355%	10/24/23	2,000,000	2,026,679
Pershing Square Holdings Ltd., 144A	5.500%	07/15/22	2,500,000	2,593,216
Round Up Ventures, L.P. (c)(d)(e)	15.000%	03/06/25	2,318,438	2,438,016
Southern Bancshares (N.C.), Inc. (3MO SOFR + 2.41, effective 06/30/26) (a)	3.125%	06/30/31	2,200,000	2,224,372
Truist Bank (3MO LIBOR + 67) (a)	0.830%	05/15/27	2,000,000	1,951,442
Wells Fargo & Company	3.750%	01/24/24	1,895,000	2,037,157
				26,014,712

See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN INCOME AND APPRECIATION FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 57.7% (Continued)	Coupon	Maturity	Par Value	Value
Health Care — 12.1%
AbbVie, Inc.	2.900%	11/06/22	$3,000,000	$3,093,792
AmerisourceBergen Corporation	0.737%	05/15/23	3,380,000	3,386,342
Becton, Dickinson and Company (3MO LIBOR + 103) (a)	1.161%	06/06/22	2,615,000	2,635,078
Becton, Dickinson and Company	2.894%	06/06/22	661,000	674,150
Danaher Corporation	2.200%	11/15/24	1,492,000	1,560,424
McKesson Corporation	0.900%	12/03/25	3,000,000	2,985,933
				14,335,719
Industrials — 4.9%
General Electric Company (3MO LIBOR + 100) (a)	1.119%	03/15/23	1,000,000	1,012,284
Penske Truck Leasing Company, L.P., 144A	4.125%	08/01/23	1,130,000	1,200,440
Republic Services, Inc.	2.500%	08/15/24	849,000	892,372
Roper Technologies, Inc.	2.800%	12/15/21	2,700,000	2,720,120
				5,825,216
Materials — 5.0%
Ball Corporation	5.000%	03/15/22	2,172,000	2,222,521
DowDuPont, Inc.	4.493%	11/15/25	1,345,000	1,530,059
Steel Dynamics, Inc.	2.800%	12/15/24	2,000,000	2,111,551
				5,864,131
Total Corporate Bonds (Cost $66,878,383)				$68,189,143

CONVERTIBLE BONDS — 11.9%	Coupon	Maturity	Par Value	Value
Communications — 3.3%
Twitter, Inc., 144A	0.000%	03/15/26	$4,000,000	$3,842,500

Consumer Discretionary — 1.9%
Patrick Industries, Inc.	1.000%	02/01/23	2,000,000	2,270,000

Financials — 4.1%
Ares Capital Corporation	4.625%	03/01/24	2,000,000	2,163,800
Redwood Trust, Inc.	4.750%	08/15/23	2,700,000	2,706,750
				4,870,550

See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN INCOME AND APPRECIATION FUND
SCHEDULE OF INVESTMENTS (Continued)

CONVERTIBLE BONDS — 11.9% (Continued)	Coupon	Maturity	Par Value	Value
Technology — 2.6%
Palo Alto Networks, Inc.	0.750%	07/01/23	$2,000,000	$3,090,000

Total Convertible Bonds (Cost $12,274,645)				$14,073,050

BANK DEBT — 2.3%	Coupon	Maturity	Par Value	Value
Financials — 1.9%
NCP SPV Texas, L.P. Revolving Loan (Prime + 275) (a)(c)(e)	6.000%	11/30/22	$2,268,973	$2,289,137

Materials — 0.4%
Ball Metalpack, LLC (3MO LIBOR + 450) (a)	4.635%	07/26/25	485,000	481,363

Total Bank Debt (Cost $2,751,548)				$2,770,500

COMMON STOCKS — 2.2%			Shares	Value
Financials — 2.2%
Capital One Financial Corporation			9,904	$1,601,477
Lincoln National Corporation			15,673	965,770
Total Common Stocks (Cost $934,971)				$2,567,247

See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN INCOME AND APPRECIATION FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMERCIAL PAPER — 20.3% (f)	Par Value	Value
Cigna Corporation, 0.13%, due 08/04/21	$3,000,000	$2,999,968
Cintas Corporation, 0.12%, due 08/02/21	3,000,000	2,999,990
Consolidated Edison, Inc., 0.10%, due 08/02/21	3,000,000	2,999,992
Duke Energy Corporation, 0.11%, due 08/18/21	3,000,000	2,999,844
Eaton Capital Unlimited Company, 0.17%, due 08/06/21	3,000,000	2,999,929
Fiserv, Inc., 0.13%, due 08/05/21	3,000,000	2,999,957
McCormick & Company, Inc., 0.12%, due 08/06/21	3,000,000	2,999,950
Metlife, Inc., 0.05%, due 08/04/21	3,000,000	2,999,987
Total Commercial Paper (Cost $23,999,617)		$23,999,617

MONEY MARKET FUNDS — 5.0%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 0.01% (g) (Cost $5,894,698)	5,894,698	$5,894,698

Total Investments at Value — 99.4% (Cost $112,733,862)		$117,494,255

Other Assets in Excess of Liabilities — 0.6%		690,503

Net Assets — 100.0%		$118,184,758

144A -	Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $15,519,817 as of July 31, 2021, representing 13.1% of net assets.

LIBOR -	London Interbank Offered Rate.

SOFR -	Secured Overnight Financing Rate.

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of July 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically.

(b)	Security has a perpetual maturity date.

(c)	Illiquid security. The total fair value of these securities as of July 31, 2021 was $4,727,153, representing 4.0% of net assets.

(d)	Payment-in-kind bond. The rate shown is the coupon rate of 11.0% and the payment-in-kind rate of 4.0%.

(e)	Security has been fair valued using significant unobservable inputs in good faith by the Adviser in conformity with guidelines adopted by and subject to review by the Board of Trustees. The total value of these securities as of July 31, 2021 was $4,727,153, representing 4.0% of net assets.

(f)	The rate shown is the annualized yield at the time of purchase, not a coupon rate.

(g)	The rate shown is the 7-day effective yield as of July 31, 2021.

See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN INCOME FUND
SCHEDULE OF INVESTMENTS July 31, 2021

CORPORATE BONDS — 48.9%	Coupon	Maturity	Par Value	Value
Communications — 2.4%
Discovery Communications, LLC	3.300%	05/15/22	$1,161,000	$1,186,104
Discovery Communications, LLC	4.900%	03/11/26	1,000,000	1,146,430
Verizon Communications, Inc. (3MO LIBOR + 100) (a)	1.118%	03/16/22	5,000,000	5,029,599
				7,362,133
Consumer Discretionary — 0.6%
Marriott International, Inc.	2.300%	01/15/22	2,000,000	2,012,595

Consumer Staples — 3.6%
Kroger Company (The)	2.950%	11/01/21	5,206,000	5,230,098
Mondel z International, Inc.,144A	2.000%	10/28/21	5,995,000	6,011,128
				11,241,226
Energy — 1.8%
CONSOL Energy, Inc., 144A	11.000%	11/15/25	5,700,000	5,717,100

Financials — 20.5%
Bank of America Corporation (3MO LIBOR + 370.5, effective 09/05/24) (a)(b)	6.250%	03/05/65	4,000,000	4,420,000
Barclays Bank plc (3MO LIBOR + 211) (a)	2.272%	08/10/21	2,684,000	2,685,162
Charles Schwab Corporation (The)	0.900%	03/11/26	7,000,000	6,995,631
Citigroup, Inc.	2.900%	12/08/21	2,220,000	2,235,785
CNG Holdings, Inc., 144A	12.500%	06/15/24	6,300,000	6,016,500
First Maryland Capital I (3MO LIBOR + 100) (a)	1.126%	01/15/27	5,000,000	4,837,251
Goldman Sachs Group, Inc. (The) (3MO LIBOR + 75) (a)	0.900%	02/23/23	500,000	504,286
Goldman Sachs Group, Inc. (The) (3MO LIBOR + 100) (a)	1.125%	07/24/23	5,500,000	5,539,639
JPMorgan Chase & Company	2.700%	05/18/23	3,000,000	3,112,753
JPMorgan Chase & Company (3MO LIBOR + 123) (a)	1.355%	10/24/23	2,115,000	2,143,213
Morgan Stanley	4.875%	11/01/22	3,100,000	3,266,617
Pershing Square Holdings Ltd., 144A	5.500%	07/15/22	5,000,000	5,186,432
Round Up Ventures, L.P. (c)(d)(e)	15.000%	03/06/25	5,058,410	5,319,307
Southern Bancshares (N.C.), Inc. (3MO SOFR + 2.41, effective 06/30/26) (a)	3.125%	06/30/31	5,800,000	5,864,254
Truist Bank (3MO LIBOR + 67) (a)	0.830%	05/15/27	5,788,000	5,647,472
				63,774,302

See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 48.9% (Continued)	Coupon	Maturity	Par Value	Value
Health Care — 7.0%
AbbVie, Inc.	2.900%	11/06/22	$7,275,000	$7,502,447
Becton, Dickinson and Company (3MO LIBOR + 103) (a)	1.161%	06/06/22	5,825,000	5,869,724
McKesson Corporation	0.900%	12/03/25	8,665,000	8,624,370
				21,996,541
Industrials — 5.5%
General Electric Company (3MO LIBOR + 100) (a)	1.119%	03/15/23	5,000,000	5,061,423
Penske Truck Leasing Company, L.P., 144A	2.700%	03/14/23	5,000,000	5,162,868
Penske Truck Leasing Company, L.P., 144A	4.125%	08/01/23	1,000,000	1,062,336
Roper Technologies, Inc.	2.800%	12/15/21	5,703,000	5,745,498
				17,032,125
Materials — 6.5%
Ball Corporation	5.000%	03/15/22	7,912,000	8,096,033
Cabot Corporation	3.700%	07/15/22	3,980,000	4,099,035
Sherwin-Williams Company (The)	4.200%	01/15/22	5,250,000	5,290,183
Steel Dynamics, Inc.	2.800%	12/15/24	2,696,000	2,846,371
				20,331,622
Utilities — 1.0%
Duke Energy Corporation
(3MO LIBOR + 25) (a)	0.391%	11/26/21	3,000,000	3,001,719

Total Corporate Bonds (Cost $150,488,989)				$152,469,363

U.S. TREASURY OBLIGATIONS — 9.5%	Coupon	Maturity	Par Value	Value
U.S. Treasury Notes	0.250%	06/30/25	$10,000,000	$9,888,281
U.S. Treasury Notes	0.750%	03/31/26	10,000,000	10,042,969
U.S. Treasury Notes	0.375%	07/31/27	10,000,000	9,717,968
Total U.S. Treasury Obligations (Cost $29,317,056)				$29,649,218

See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

BANK DEBT — 1.5%	Coupon	Maturity	Par Value	Value
Financials — 1.5%
NCP SPV Texas, L.P. Revolving Loan (Prime + 275) (a)(c)(e) (Cost $4,606,703)	6.000%	11/30/22	$4,606,703	$4,647,643

COMMERCIAL PAPER — 28.8% (f)			Par Value	Value
Cintas Corporation, 0.12%, due 08/02/21			$9,000,000	$8,999,970
Consolidated Edison, Inc., 0.10%, due 08/02/21			9,000,000	8,999,975
Duke Energy Corporation, 0.11%, due 08/18/21			9,000,000	8,999,532
Eaton Capital Unlimited Company, 0.17%, due 08/06/21			9,000,000	8,999,788
Fiserv, Inc., 0.13%, due 08/05/21			9,000,000	8,999,870
General Mills, Inc., 0.07%, due 08/12/21			9,000,000	8,999,808
Hyundai Capital America, Inc., 0.13%, due 08/10/21			9,000,000	8,999,708
McCormick & Company, Inc., 0.12%, due 08/06/21			9,000,000	8,999,850
Metlife, Inc., 0.05%, due 08/04/21			9,000,000	8,999,962
Montana-Dakota Utilities Company, 0.15%, due 08/03/21			8,825,000	8,824,926
Total Commercial Paper (Cost $89,823,389)				$89,823,389

See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 13.5%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 0.01% (g) (Cost $41,948,121)	41,948,121	$41,948,121

Total Investments at Value — 102.2% (Cost $316,184,258) .		$318,537,734

Liabilities in Excess of Other Assets — (2.2%)		(6,998,634)

Net Assets — 100.0%		$311,539,100

144A -	Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $29,156,364 as of July 31, 2021, representing 9.4% of net assets.

LIBOR -	London Interbank Offered Rate.

SOFR -	Secured Overnight Financing Rate.

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of July 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically.

(b)	Security has a perpetual maturity date.

(c)	Illiquid security. The total fair value of these securities as of July 31, 2021 was $9,966,950, representing 3.2% of net assets.

(d)	Payment-in-kind bond. The rate shown is the coupon rate of 11.0% and the payment-in-kind rate of 4.0%.

(e)	Security has been fair valued using significant unobservable inputs in good faith by the Adviser in conformity with guidelines adopted by and subject to review by the Board of Trustees. The total value of these securities as of July 31, 2021 was $9,966,950, representing 3.2% of net assets.

(f)	The rate shown is the annualized yield at the time of purchase, not a coupon rate.

(g)	The rate shown is the 7-day effective yield as of July 31, 2021.

See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
STATEMENTS OF ASSETS AND LIABILITIES
July 31, 2021

	Eubel Brady
	& Suttman
	Income and	Eubel Brady
	Appreciation	& Suttman
	Fund	Income Fund
ASSETS
Investments in securities:
At cost	$112,733,862	$316,184,258
At value (Note 2)	$117,494,255	$318,537,734
Receivable for capital shares sold	90,272	1,428,714
Dividends and interest receivable	614,531	1,058,708
Other assets	8,645	13,870
Total assets	118,207,703	321,039,026

LIABILITIES
Distributions payable	116	491
Payable for capital shares redeemed	633	446,361
Payable to custodian	—	8,999,773
Payable to administrator (Note 4)	9,820	21,940
Other accrued expenses	12,376	31,361
Total liabilities	22,945	9,499,926

CONTINGENCIES AND COMMITMENTS (Note 7)	—	—

NET ASSETS	$118,184,758	$311,539,100

NET ASSETS CONSIST OF:
Paid-in capital	$112,167,057	$311,684,672
Accumulated earnings (deficit)	6,017,701	(145,572)
NET ASSETS	$118,184,758	$311,539,100

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	11,449,016	31,252,726

Net asset value, offering price and redemption price per share (Note 2)	$10.32	$9.97

See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
STATEMENTS OF OPERATIONS
For the Year Ended July 31, 2021

	Eubel Brady
	& Suttman
	Income and	Eubel Brady
	Appreciation	& Suttman
	Fund	Income Fund
INVESTMENT INCOME
Dividends	$78,547	$5,655
Interest	2,996,594	5,964,200
Total investment income	3,075,141	5,969,855

EXPENSES
Administration fees (Note 4)	100,053	233,663
Shareholder servicing fees (Note 6)	43,001	102,197
Registration and filing fees	31,872	47,863
Legal fees	31,487	31,487
Custody and bank service fees	16,406	27,917
Audit and tax services fees	18,910	18,910
Trustees’ fees and expenses (Note 4)	15,472	15,472
Insurance expense	7,437	15,326
Printing of shareholder reports	3,867	3,867
Postage and supplies	3,899	3,821
Pricing fees	3,467	3,576
Other expenses	4,979	4,961
Total expenses	280,850	509,060

NET INVESTMENT INCOME	2,794,291	5,460,795

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from investment transactions	3,435,119	755,400
Net change in unrealized appreciation (depreciation) on investments	3,113,629	2,088,437
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	6,548,748	2,843,837

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,343,039	$8,304,632

See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN INCOME AND APPRECIATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	July 31,	July 31,
	2021	2020
FROM OPERATIONS
Net investment income	$2,794,291	$3,278,120
Net realized gains from investment transactions	3,435,119	101,915
Net change in unrealized appreciation (depreciation) on investments	3,113,629	(303,607)
Net increase in net assets resulting from operations	9,343,039	3,076,428

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(3,444,131)	(3,315,245)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	16,849,213	18,544,836
Net asset value of shares issued in reinvestment of distributions to shareholders	3,442,296	3,313,598
Payments for shares redeemed	(9,640,065)	(8,781,072)
Net increase in net assets from capital share transactions	10,651,444	13,077,362

TOTAL INCREASE IN NET ASSETS	16,550,352	12,838,545

NET ASSETS
Beginning of year	101,634,406	88,795,861
End of year	$118,184,758	$101,634,406

CAPITAL SHARES ACTIVITY
Shares sold	1,655,391	1,918,266
Shares reinvested	341,630	343,372
Shares redeemed	(956,608)	(905,005)
Net increase in shares outstanding	1,040,413	1,356,633
Shares outstanding at beginning of year	10,408,603	9,051,970
Shares outstanding at end of year	11,449,016	10,408,603

See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	July 31,	July 31,
	2021	2020
FROM OPERATIONS
Net investment income	$5,460,795	$7,004,041
Net realized gains (losses) from investment transactions	755,400	(2,507,765)
Net change in unrealized appreciation (depreciation) on investments	2,088,437	1,334,621
Net increase in net assets resulting from operations	8,304,632	5,830,897

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(5,481,954)	(7,003,977)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	135,505,778	56,707,791
Net asset value of shares issued in reinvestment of distributions to shareholders	5,474,966	6,994,245
Payments for shares redeemed	(35,759,813)	(59,749,154)
Net increase in net assets from capital share transactions	105,220,931	3,952,882

TOTAL INCREASE IN NET ASSETS	108,043,609	2,779,802

NET ASSETS
Beginning of year	203,495,491	200,715,689
End of year	$311,539,100	$203,495,491

CAPITAL SHARES ACTIVITY
Shares sold	13,631,168	5,791,136
Shares reinvested	551,547	715,082
Shares redeemed	(3,598,961)	(6,201,262)
Net increase in shares outstanding	10,583,754	304,956
Shares outstanding at beginning of year	20,668,972	20,364,016
Shares outstanding at end of year	31,252,726	20,668,972

See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN INCOME AND APPRECIATION FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
	2021	2020	2019	2018	2017
Net asset value at beginning of year	$9.76	$9.81	$9.86	$9.97	$9.71
Income (loss) from investment operations:
Net investment income	0.26	0.34	0.32	0.27	0.27
Net realized and unrealized gains (losses) on investments	0.63	(0.05)	(0.05)	(0.11)	0.27
Total from investment operations	0.89	0.29	0.27	0.16	0.54
Less distributions from:
Net investment income	(0.27)	(0.34)	(0.32)	(0.27)	(0.28)
Net realized gains on investments	(0.06)	—	—	—	—
Total distributions	(0.33)	(0.34)	(0.32)	(0.27)	(0.28)
Net asset value at end of year	$10.32	$9.76	$9.81	$9.86	$9.97
Total return (a)	9.20%	3.04%	2.82%	1.61%	5.65%
Net assets at end of year (000’s)	$118,185	$101,634	$88,796	$88,318	$84,969
Ratios/supplementary data:
Ratio of total expenses to average net assets	0.26%	0.27%	0.27%	0.25%	0.26%
Ratio of net investment income to average net assets	2.59%	3.48%	3.24%	2.71%	2.72%
Portfolio turnover rate	50%	45%	16%	60%	42%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN INCOME FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
	2021	2020	2019	2018	2017
Net asset value at beginning of year	$9.85	$9.86	$9.82	$10.00	$9.97
Income (loss) from investment operations:
Net investment income	0.21	0.35	0.33	0.27	0.24
Net realized and unrealized gains (losses) on investments	0.12	(0.01)	0.04	(0.19)	0.04
Total from investment operations	0.33	0.34	0.37	0.08	0.28
Less distributions from:
Net investment income	(0.21)	(0.35)	(0.33)	(0.26)	(0.24)
Net realized gains on investments	—	—	—	—	(0.01)
Total distributions	(0.21)	(0.35)	(0.33)	(0.26)	(0.25)
Net asset value at end of year	$9.97	$9.85	$9.86	$9.82	$10.00
Total return (a)	3.43%	3.49%	3.86%	0.86%	2.75%
Net assets at end of year (000’s)	$311,539	$203,495	$200,716	$198,903	$185,957
Ratios/supplementary data:
Ratio of total expenses to average net assets	0.20%	0.21%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	2.13%	3.51%	3.37%	2.69%	2.36%
Portfolio turnover rate	33%	27%	19%	65%	40%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST NOTES TO FINANCIAL STATEMENTS July 31, 2021

1.	Organization

Eubel Brady & Suttman Income and Appreciation Fund (“EBS Income and Appreciation Fund”) and Eubel Brady & Suttman Income Fund (“EBS Income Fund”) (individually, a “Fund” and collectively, the “Funds”) are each a no-load diversified series of Eubel Brady & Suttman Mutual Fund Trust (the “Trust”), an open-end management investment company organized as an Ohio business trust on April 22, 2014.

The investment objective of EBS Income and Appreciation Fund is to provide total return through a combination of current income and capital appreciation.

The investment objective of EBS Income Fund is to preserve capital, produce income and maximize total return.

2.	Significant Accounting Policies

The Funds follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies,” including Accounting Standards Update 2013-8. The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

New Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates at the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. The Funds will consider this optional guidance prospectively, if applicable.

Securities Valuation — Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded on NASDAQ are generally valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. The Funds typically use an independent pricing service to determine the value of their fixed income securities. The pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of fixed income securities without regard to sale or bid prices. Commercial paper may be valued at amortized cost, which under normal circumstances approximates market value.

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST NOTES TO FINANCIAL STATEMENTS (Continued)

If Eubel Brady & Suttman Asset Management, Inc. (the “Adviser”), the investment adviser to the Funds, determines that a price provided by the pricing service does not accurately reflect the market value of the securities or, when prices are not readily available from the pricing service, securities are valued at fair value as determined in good faith by the Adviser in conformity with guidelines adopted by and subject to review by the Board of Trustees of the Trust (the “Board”).

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

Certain fixed income securities held by the Funds are classified as Level 2 since the values are typically provided by an independent pricing service that utilizes various “other significant observable inputs” as discussed above. Other fixed income securities (including certain corporate bonds and bank debt) and warrants held by the Funds, are classified as Level 3 since the values for these securities are based on prices derived from one or more significant inputs that are unobservable. The inputs or methodology used are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is based on the lowest level input that is significant to the fair value measurement.

The following is a summary of each Fund’s investments and the inputs used to value the investments as of July 31, 2021 by security type:

EBS Income and Appreciation Fund:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$65,751,127	$2,438,016	$68,189,143
Convertible Bonds	—	14,073,050	—	14,073,050
Bank Debt	—	481,363	2,289,137	2,770,500
Common Stocks	2,567,247	—	—	2,567,247
Commercial Paper	—	23,999,617	—	23,999,617
Money Market Funds	5,894,698	—	—	5,894,698
Total	$8,461,945	$104,305,157	$4,727,153	$117,494,255

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST NOTES TO FINANCIAL STATEMENTS (Continued)

EBS Income Fund:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$147,150,056	$5,319,307	$152,469,363
U.S. Treasury Obligations	—	29,649,218	—	29,649,218
Bank Debt	—	—	4,647,643	4,647,643
Commercial Paper	—	89,823,389	—	89,823,389
Money Market Funds	41,948,121	—	—	41,948,121
Total	$41,948,121	$266,622,663	$9,966,950	$318,537,734

The following is a reconciliation of Level 3 investments of the Funds for which significant unobservable inputs were used to determine fair value for the year ended July 31, 2021:

EBS Income and Appreciation Fund

	Value				Net change	Value
	as of				in unrealized	as of
Investments	July 31,		Sales/	Realized	appreciation	July 31,
in Securities	2020	Purchases	maturities	losses	(depreciation)	2021
Corporate Bonds	$2,311,310	$90,465	$—	$—	$36,241	$2,438,016
Bank Debt	833,528	3,280,865	(1,842,661)	—	17,405	2,289,137
Warrants	10	—	(10)	(1,211,709)	1,211,709	—
Total	$3,144,848	$3,371,330	$(1,842,671)	$(1,211,709)	$1,265,355	$4,727,153

EBS Income Fund

	Value				Net change	Value
	as of				in unrealized	as of
Investments	July 31,		Sales/	Realized	appreciation	July 31,
in Securities	2020	Purchases	maturities	gain (loss)	(depreciation)	2021
Corporate Bonds	$5,042,859	$197,377	$—	$—	$79,071	$5,319,307
Bank Debt	1,389,214	6,293,189	(3,071,102)	—	36,342	4,647,643
Total	$6,432,073	$6,490,566	$(3,071,102)	$—	$115,413	$9,966,950

The total change in unrealized appreciation (depreciation) included on the Statements of Operations attributable to Level 3 investments still held at July 31, 2021 is $53,646 and $115,413 for EBS Income and Appreciation Fund and EBS Income Fund, respectively.

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST NOTES TO FINANCIAL STATEMENTS (Continued)

The following table summarizes the valuation techniques used and unobservable inputs developed by the Adviser in conformity with guidelines adopted by and subject to review by the Board to determine the fair value of the Level 3 investments.

EBS Income and Appreciation Fund

					Weighted
	Fair Value at				Average of
	July 31,	Valuation	Unobservable	Value/	Unobservable
	2021	Technique	Input[1]	Range	Inputs
		Management’s
		Estimate of Future
Corporate Bonds	$2,438,016	Cash Flows	Discount Rate[2]	13.51%	N/A
Bank Debt	$2,289,137	DCF Model	Discount Rate[2]	5.31%	N/A

EBS Income Fund

					Weighted
	Fair Value at				Average of
	July 31,	Valuation	Unobservable	Value/	Unobservable
	2021	Technique	Input[1]	Range	Inputs
		Management’s
		Estimate of Future
Corporate Bonds	$5,319,307	Cash Flows	Discount Rate[2]	13.51%	N/A
Bank Debt	$4,647,643	DCF Model	Discount Rate[2]	5.31%	N/A

DCF - Discounted Cash Flow

1	Significant increases and decreases in the unobservable inputs used to determine fair value of Level 3 assets could result in significantly higher or lower fair value measurements. An increase to the unobservable input would result in a decrease to the fair value. A decrease to the unobservable input would have the opposite effect.

2	The Discount Rate used is determined by the Adviser by employing a reference benchmark, adjusted by a credit spread.

There were no derivative instruments held by the Funds as of or during the year ended July 31, 2021.

Share Valuation — The NAV per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to its NAV per share.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST NOTES TO FINANCIAL STATEMENTS (Continued)

at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Income, Investment Transactions and Realized Capital Gains and Losses — Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income is recorded as earned. Discounts and premiums on fixed income securities are amortized using the effective interest method. Investment transactions are accounted for on trade date. Realized capital gains and losses on investments sold are determined on a specific identification basis.

Expenses — Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable.

Distributions to Shareholders — Distributions to shareholders of net investment income, if any, are paid monthly. Capital gain distributions, if any, are distributed to shareholders annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and realized capital gains on various investment securities held by the Funds, timing differences and differing characterizations of distributions made by the Funds. Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid by each Fund during the years ended July 31, 2021 and July 31, 2020 was ordinary income.

Federal Income Tax — Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of July 31, 2021:

	EBS Income and
	Appreciation	EBS Income
	Fund	Fund
Tax cost of portfolio investments	$112,808,810	$316,184,258
Gross unrealized appreciation	$4,833,465	$2,601,434
Gross unrealized depreciation	(148,020)	(247,958)
Net unrealized appreciation on investments	4,685,445	2,353,476
Undistributed ordinary income	1,252,064	15,800
Undistributed long-term gains	80,192	—
Capital loss carryforwards	—	(2,514,848)
Accumulated earnings (deficit)	$6,017,701	$(145,572)

The difference between the federal income tax cost of portfolio investments and the Schedule of Investments cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to basis adjustments related to each Fund’s holdings in convertible bonds and the differing methods in the amortization of premiums on fixed income securities.

During the year ended July 31, 2021, EBS Income and Appreciation Fund and EBS Income Fund utilized capital loss carryforwards (“CLCFs”) of $1,428,485 and $722,188, respectively, to offset current year gains.

As of July 31, 2021, the Funds had the following CLCFs for federal income tax purposes:

	EBS Income and
	Appreciation	EBS Income
	Fund	Fund
Short-term	$—	$352,523
Long-term	—	2,162,325
	$—	$2,514,848

These CLCFs, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions for all

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST NOTES TO FINANCIAL STATEMENTS (Continued)

open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. Each Fund identifies its major tax jurisdiction as U.S. Federal.

3.	Unfunded Loan Commitment

At July 31, 2021, unfunded loan commitments for the Funds were as follows:

		Unfunded
Fund	Borrower	Commitment
EBS Income and Appreciation Fund	NCP SVP Texas, L.P.	$1,031,027
EBS Income Fund	NCP SVP Texas, L.P.	$2,093,297

Pursuant to an Asset-Based Lending Credit Agreement between the Funds and NCP SVP Texas, L.P. (the “Borrower”), the Borrower has agreed to pay the Funds a commitment fee equal to 0.25% of the average daily unfunded commitment balance, which is included within interest income on the Statements of Operations.

4.	Transactions with Related Parties

Certain officers of the Trust are also officers of the Adviser, of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Funds, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter and exclusive agent for the distribution of shares of the Funds.

Investment Adviser — Under the terms of the Management Agreement between the Trust and the Adviser, the Adviser manages each Fund’s investments subject to oversight by the Board. The Funds do not pay the Adviser investment advisory fees under the Management Agreement. However, prior to investing in a Fund, a prospective shareholder must enter into an investment advisory agreement with the Adviser that calls for the payment of an advisory fee based upon a percentage of all assets (including shares of the Funds) managed by the Adviser on behalf of the prospective shareholder. The fee schedule may be negotiable at the time the account is opened and is generally based upon the value of assets held in the client’s account and the style of management.

The Adviser has entered into an agreement with the Funds under which it has agreed to reimburse Fund expenses to the extent necessary to limit total annual operating expenses (excluding brokerage costs, taxes, interest, acquired fund fees and expenses, expenses incurred pursuant to the Funds’ Shareholder Servicing Plan and extraordinary expenses) to an amount not exceeding 0.35% of each Fund’s average daily net assets. Any payments by the Adviser of expenses which are a Fund’s obligation are subject to repayment by the Fund for a period of three years following the date on which such expenses were paid, provided that the repayment

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST NOTES TO FINANCIAL STATEMENTS (Continued)

does not cause the Fund’s total annual operating expenses to exceed the lesser of: (i) the expense limitation in effect at the time such expenses were reimbursed; and (ii) the expense limitation in effect at the time the Adviser seeks reimbursement of such expenses. This agreement is currently in effect until December 1, 2021. No expense reimbursements were required during the year ended July 31, 2021.

Administrator — Ultimus provides administration, fund accounting and transfer agency services to each Fund. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and certain costs related to the pricing of the Funds’ portfolio securities.

Compensation of Trustees — Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Funds for their services. Each Trustee who is not an interested person of the Trust receives from the Funds a fee of $2,625 for attendance at each meeting of the Board, in addition to reimbursement of travel and other expenses incurred in attending the meetings. The Chairperson of the Audit and Governance Committee receives an additional annual fee of $1,000, paid quarterly.

5.	Securities Transactions

During the year ended July 31, 2021, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, were as follows:

	EBS Income and
	Appreciation	EBS Income
	Fund	Fund
Purchases of investment securities	$38,080,807	$62,918,761

Proceeds from sales and maturities of investment securities	$38,177,949	$49,925,399

During the year ended July 31, 2021, cost of purchases and proceeds from sales and maturities of long-term U.S. government securities were as follows:

EBS Income and
	Appreciation	EBS Income
	Fund	Fund
Purchases of investment securities	$—	$29,270,835

Proceeds from sales and maturities of investment securities	$—	$—

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST NOTES TO FINANCIAL STATEMENTS (Continued)

6.	Shareholder Servicing Plan

The Funds have adopted a Shareholder Servicing Plan (the “Plan”) which allows each Fund to make payments to financial organizations (including payments directly to the Adviser and the Distributor) for providing account administration and account maintenance services to Fund shareholders. The annual fees paid under the Plan may not exceed an amount equal to 0.25% of each Fund’s average daily net assets. During the year ended July 31, 2021, EBS Income and Appreciation Fund and EBS Income Fund incurred $43,001 and $102,197, respectively, of shareholder servicing fees pursuant to the Plan. No payments were made to the Adviser or the Distributor during the year ended July 31, 2021.

7.	Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

8.	Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

EUBEL BRADY & SUTTMAN MUTUAL FUND
TRUST REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Eubel Brady & Suttman Mutual Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Eubel Brady & Suttman Mutual Fund Trust, comprising Eubel Brady & Suttman Income and Appreciation Fund and Eubel Brady & Suttman Income Fund (the “Funds”) as of July 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2021, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian, agent banks and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2014.

COHEN & COMPANY, LTD.

Cleveland, Ohio

September 23, 2021

EUBEL BRADY & SUTTMAN MUTUAL FUND
TRUST ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including shareholder servicing fees and other operating expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (February 1, 2021 through July 31, 2021).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is based on each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in each Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. They will not help you determine the relative total costs of owning different funds. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they impose any sales loads.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Beginning	Ending		Expenses
	Account Value	Account Value	Expense	Paid During
	February 1, 2021	July 31, 2021	Ratio(a)	Period(b)
EBS Income and Appreciation Fund
Based on Actual Fund Return	$1,000.00	$ 1,036.10	0.26%	$1.31
Based on Hypothetical 5% Fund Return (before expenses)	$1,000.00	$ 1,023.51	0.26%	$1.30

EBS Income Fund
Based on Actual Fund Return	$1,000.00	$ 1,011.20	0.19%	$0.95
Based on Hypothetical 5% Fund Return (before expenses)	$1,000.00	$ 1,023.85	0.19%	$0.95

(a)	Annualized, based on each Fund’s most recent one-half year expenses.

(b)	Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
OTHER INFORMATION (Unaudited)

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT. These filings are available upon request by calling 1-800-391-1223. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-391-1223, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-391-1223, or on the SEC’s website at www.sec.gov.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended July 31, 2021, certain dividends paid by the Funds may be treated as qualified dividends subject to a reduced tax rate. EBS Income and Appreciation Fund and EBS Income Fund intend to designate up to a maximum amount of $3,444,131 and $5,481,954, respectively, as qualified dividend income. Complete information will be computed and reported in conjunction with your 2021 Form 1099-DIV.

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
RESULTS OF SPECIAL SHAREHOLDER MEETING (Unaudited)

On June 10, 2021, a Special Meeting of Shareholders of the Trust was held for the purpose of considering the election of four trustees to serve on the Board of Trustees for the Trust. The number of shares of the Trust present and voting at the Special Meeting represented approximately 98.08% of the total shares entitled to vote at the meeting. Each of the four nominees was elected by the shareholders of the Trust.

The results of the voting on the election of the four Trustees follows:

	Number of Shares
Nominee/Trustee	Affirmative	Withhold
Virginia A. Boeckman	38,659,709	0
Kathryn E. Borchers	38,656,789	2,920
Scott E. Lundy, CFP	38,646,657	13,052
Christopher C. Young	38,657,705	2,004

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Name, Address and Date of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies Within Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustees:
Scott E. Lundy, CFP* c/o Eubel Brady & Suttman 10100 Innovation Drive, Ste. 410 Dayton, OH 45342 Year of birth: 1976	Since July 2014	President and Trustee	Executive Vice President and Principal of Eubel Brady & Suttman Asset Management, Inc., the Funds’ investment adviser, since 2003; Chief Compliance Officer of Eubel Brady & Suttman Asset Management, Inc. from March 2016 to April 2019	2
Independent Trustees:
Virginia A. Boeckman c/o Eubel Brady & Suttman 10100 Innovation Drive, Ste. 410 Dayton, OH 45342 Year of birth: 1960	Since March 2017	Trustee	Manager, SAP Finance Application Development & Support for CareSource Ohio (non-profit managed healthcare provider) from January 2017 to present; Senior Project Manager, Finance at LexisNexis (an information service provider) from 2008 to 2017	2
Kathryn E. Borchers c/o Eubel Brady & Suttman 10100 Innovation Drive, Ste. 410 Dayton, OH 45342 Year of birth: 1963	Since June 2021	Trustee	Senior Director, Human Resource (HR) Operations for CareSource Ohio (non-profit managed healthcare provider) from October 2016 to present; Senior Consultant and Adjunct Facilitator at Stellar Performance (HR coaching and workshop facilitator) from January 2016 until September 2016	2

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name, Address and Date of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies Within Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Christopher C. Young c/o Eubel Brady & Suttman 10100 Innovation Drive, Ste. 410 Dayton, OH 45342 Year of birth: 1962	Chairman Since July 2016 Trustee Since July 2014	Trustee and Chairman	Chief Strategy Officer, Elementus Minerals LLC from July 2021 to present; Vice President, Sales of New Day Aluminum (aluminum manufacturer) from October 2016 to June 2021 (purchaser of Noranda Aluminum where he worked as Vice President, Sales from January 2014 until October 2016 and as a director from 2010 to 2013)	2

Name, Address and Date of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Terri L. King, IACCP® Eubel Brady & Suttman 10100 Innovation Drive, Ste. 410 Dayton, OH 45342 Year of Birth: 1961	Since July 2014	Chief Compliance Officer	Chief Compliance Officer of Eubel Brady & Suttman Asset Management, Inc., the Funds’ investment adviser from April 2019 to present; Compliance Manager from 2003 to 2019
Theresa M. Bridge Ultimus Fund Solutions, LLC 225 Pictoria Drive Ste. 450 Cincinnati, OH 45246 Year of Birth: 1969	Since July 2014	Treasurer	Senior Vice President of Financial Administration of Ultimus Fund Solutions, LLC since 2000
Ronald L. Eubel Eubel Brady & Suttman 10100 Innovation Drive, Ste. 410 Dayton, OH 45342 Year of Birth: 1960	Since July 2014	Secretary	Co-Chief Investment Officer and Principal of Eubel Brady & Suttman Asset Management, Inc., the Funds’ investment adviser since 1993

*	Scott E. Lundy, as an affiliated person of Eubel Brady & Suttman Asset Management, Inc, the Funds’ investment adviser, is considered an “interested person” of the Trust within the meaning of Section 2(a) (19) of the Investment Company Act of 1940.

Additional information about members of the Board and executive officers is available in the Funds’ Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-391-1223.

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees, including all of the Independent Trustees voting separately, has reviewed and approved the continuance of the Investment Advisory Agreement between the Trust, on behalf of the Eubel Brady & Suttman Income and Appreciation Fund (the “Appreciation Fund”) and the Eubel Brady & Suttman Income Fund (the “Income Fund”) (the Income and Appreciation Fund and the Income Fund are referred to collectively as the “Funds”), and the Adviser. Approval took place at an in-person meeting held on June 28, 2021, at which all Trustees were present, including all of the Independent Trustees.

In the course of their consideration of the continuation of the Investment Advisory Agreement, the Independent Trustees were advised by independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed approval of the continuation of the Investment Advisory Agreement on behalf of the Funds. The Independent Trustees received and reviewed a substantial amount of information provided by the Adviser in response to requests from independent legal counsel. Prior to voting, the Independent Trustees met with and asked questions of representatives of the Adviser and also met separately with their independent legal counsel.

In considering the Investment Advisory Agreement and reaching their conclusions with respect to the continuation of the Investment Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

Nature, Extent and Quality of Services

The Trustees received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by the Adviser. The Trustees specifically considered the depth and quality of the investment management process utilized for the Funds and noted the efforts of the Adviser to position the portfolios conservatively in order to reduce volatility. The Trustees considered the experience and responsibilities of the members of the Research Group who oversee the daily investment management and operations of the Funds and noted that the process for identifying investment opportunities is performed collaboratively by the team of portfolio managers. The Trustees considered the Adviser’s pursuit of the Funds’ investment objectives and its implementation of the Funds’ strategies, its exercise of its fiduciary duties and the various services in addition to portfolio management that the Adviser provides related to risk management, compliance and portfolio trading. After further discussion, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (Continued)

Expenses and Performance

The Trustees next considered information regarding each Fund’s expense ratio and also considered comparative expense information for each Fund’s peer group, as presented by management. The Appreciation Fund’s overall expense ratio was compared to funds within the Morningstar category of “Convertible Bond Funds” (no load). The Trustees noted that the overall expense ratio of the Appreciation Fund, which does not include a charge for advisory fees paid at the client account level, is lower than the average expense ratio for Convertible Bond Funds. The Trustees also considered the range of advisory fees charged by the Adviser at the client account level and applied that range to the overall expense ratio of the Appreciation Fund to estimate total costs to underlying shareholders. The Income Fund’s overall expense ratio was compared to funds within the Morningstar category of “Multisector Bond Funds” (no load). The Trustees noted that the overall expense ratio of the Income Fund, which did not include a charge for advisory fees at the client account level, is lower than the average expense ratio for Multisector Bond Funds. The Trustees also considered the range of advisory fees charged by the Adviser at the client account level and applied that range to the overall expense ratio of the Income Fund to estimate total costs to underlying shareholders. The Trustees found that the expense ratio for each Fund, which included an estimated advisory fee charged at the client account level, was within the range of the average expense ratios for the peer groups presented and concluded that each Fund’s expense ratio was reasonable. The Trustees also considered the ancillary services that are offered by the Adviser at no additional charge to shareholders. The Trustees also observed that the Adviser has committed to extending the expense cap arrangement with each Fund for an additional annual period.

The Trustees next discussed each Fund’s performance record over short and longer-term periods ended March 31, 2021. The Trustees noted that they had compared each Fund’s performance with the performance of its benchmark indices and Morningstar category for the year ended March 31, 2021, and considered that the relevance of the comparative indices is dependent upon the extent of similarities between the composition of the indices and the portfolio composition of the Funds. The Trustees noted that they had heard the reasons for the Funds’ relative performance results and considered the Adviser’s views that the relative underperformance of the Appreciation Fund was due to an underweighting to equity sensitive convertible securities and an overweighting in non-convertible securities and the underperformance of the Income Fund was because its shorter duration and lower government securities exposures inhibited it from benefitting fully from declining Treasury yields and corporate yields. The Trustees discussed the performance of the Adviser’s SMA strategies that hold shares of the Funds. The Trustees noted that the Adviser does not sub-advise any

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (Continued)

accounts with similar investment objectives as the Funds. After considering each factor, the Independent Trustees concluded that the Adviser has demonstrated a satisfactory performance record for each Fund.

Investment Advisory Fee Rates

The Trustees considered that the Adviser is being compensated by each client under the terms described in their respective SMA client agreements and the Adviser does not charge an investment advisory fee at the Fund level. The Trustees reviewed and considered the range of advisory fees payable to the Adviser for SMA services and compared such information with the fees charged by the other funds in the relevant Morningstar peer group for each Fund. The Trustees concluded that the advisory fee ranges charged at the SMA account level were reasonable in relation to the average rates for the peer groups presented, and the clients generally received more services for their fees.

Profitability

The Trustees reviewed information regarding the Adviser’s cost of providing services to the Funds and the methods that were used to determine profitability. They discussed the profits of the Adviser and the other ancillary benefits that the Adviser receives with regard to providing advisory services to the Funds and concluded that these profits are not excessive. Following a discussion of the profits and expenses of the Adviser, it was the conclusion of the Independent Trustees that the profits of the Adviser are not unreasonable and represent a fair and entrepreneurial profit, in light of the quality and scope of services (which go well beyond only managing the Funds) that are provided by the Adviser.

Economies of Scale

The Trustees discussed economies of scale, noting that the Funds do not pay a direct advisory fee, and that each Fund is operating below the agreed upon expense cap. The Trustees noted that the Adviser has generally provided for breakpoints in its advisory fees charged at the client account level, thus allowing its clients to recognize economies of scale as their accounts grow.

This page intentionally left blank.

EBS-AR-21

(b)	Not applicable

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Virginia A. Boeckman. Ms. Boeckman is “independent” for purposes of this item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $30,000 and $29,000 with respect to the registrant’s fiscal years ended July 31, 2021 and July 31, 2020, respectively.

(b)	Audit-Related Fees. No fees were billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,000 and $6,000 with respect to the registrant’s fiscal years ended July 31, 2021, and July 31, 2020, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended July 31, 2021 and July 31, 2020, aggregate non-audit fees of $6,000 and $6,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in the last fiscal year by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH Code of Ethics

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Eubel Brady & Suttman Mutual Fund Trust

By (Signature and Title)*		/s/ Scott E. Lundy
Scott E. Lundy, President

Date	October 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Scott E. Lundy
Scott E. Lundy, President

Date	October 1, 2021

By (Signature and Title)*		/s/ Theresa M. Bridge
Theresa M. Bridge, Treasurer

Date	October 1, 2021

* Print the name and title of each signing officer under his or her signature.